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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) December 18, 2002


                      R.J. Reynolds Tobacco Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   1-6388                      56-0950247
(State or Other Jurisdiction      Commission                  (IRS Employer
  of Incorporation               File Number)              Identification No.)


                 401 North Main Street, Winston-Salem, NC 27102
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 336-741-5500


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  Other Events.

          On December 10, 2002, the Board of Directors of R.J. Reynolds Tobacco Holdings, Inc., a Delaware corporation, (the "Company") approved Amendment No. 2, dated as of December 18, 2002 (the "Amendment"), to the Rights Agreement, dated as of May 17, 1999, as amended (the "Rights Agreement"), between the Company and The Bank of New York, a New York banking corporation, as rights agent. The Amendment further amended the definition of the term "Acquiring Person" set forth in Section 1 of the Rights Agreement.

          The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is incorporated herein by reference. Copies of the Rights Agreement are available free of charge from the Company.

ITEM 7.  Financial Statements and Exhibits.

  (c)     Exhibits:

  Number  Exhibit
  ------  -------
  4.1 Amendment No. 2, dated as of December 18, 2002, to the Rights Agreement,dated as of May 17, 1999, as amended, between the Company and The Bank of New York, as rights agent (filed as Exhibit 4.1 to the Company's Form 8-A/A (Amendment No. 2) dated as of December 18, 2002, and incorporated by reference herein)



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             R.J. REYNOLDS TOBACCO HOLDINGS, INC.



                             By:/s/ McDara P. Folan, III
                                ------------------------
                             Name:    McDara P. Folan, III
                             Title:   Vice President, Deputy General Counsel and
                                       Secretary


Date: December 18, 2002


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                                INDEX TO EXHIBITS



Number    Exhibit
------    -------
4.1 Amendment No. 2, dated as of December 18, 2002, to the Rights Agreement, dated as of May 17, 1999, as amended, between the Company and The Bank of New York, as rights agent (filed as Exhibit 4.1 to the Company's Form 8-A/A (Amendment No. 2) dated as of December
          18, 2002, and incorporated by reference herein)